                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2003 (April 30, 2003)
                                                --------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)

 MONTANA                           0-14183                   81-0141785
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(State or other jurisdiction     (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)

1 First Avenue South, Great Falls, Montana                      59401
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code       (406)791-7500
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On April 30, 2003, Energy West Incorporated (the "Company") issued a press release announcing it has agreed with Wells Fargo Bank Montana, N.A., on an extension of its credit facility through June 2, 2003. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c)      EXHIBITS. The following exhibits are filed herewith:

            99.1     Press Release dated April 30, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 1, 2003             ENERGY WEST INCORPORATED

                                        By: /s/ Edward J. Bernica
                                            ------------------------------------
                                            Edward J. Bernica, President
                                            and Chief Executive Officer